Exhibit 21.1

LIST OF SUBSIDIARIES OF LGI HOMES, INC.

LGI HOMES GROUP, LLC, a Texas limited liability company
LGI HOMES - DECKER OAKS, LLC, a Texas limited liability company
LGI HOMES - E SAN ANTONIO, LLC, a Texas limited liability company
LGI HOMES - FW, LLC, a Texas limited liability company
LGI HOMES - GEORGIA, LLC, a Georgia limited liability company
LGI HOMES - LAKES OF MAGNOLIA, LLC, a Texas limited liability company
LGI HOMES - PRESIDENTIAL GLEN, LLC, a Texas limited liability company
LGI HOMES - QUAIL RUN, LLC, a Texas limited liability company
LGI HOMES - SALTGRASS, LLC, a Texas limited liability company
LGI HOMES - STEWARTS FOREST, LLC, a Texas limited liability company
LGI HOMES - TEXAS, LLC, a Texas limited liability company
LGI HOMES - WINDMILL FARMS, LLC, a Texas limited liability company
LGI HOMES - WOODLAND CREEK, LLC, a Texas limited liability company
LGI HOMES AZ CONSTRUCTION, LLC, an Arizona limited liability company
LGI HOMES AZ SALES, LLC, an Arizona limited liability company
LGI HOMES - ARIZONA, LLC, an Arizona limited liability company
LGI HOMES - FLORIDA, LLC, a Florida limited liability company
LGI HOMES - GLENNWILDE, LLC, an Arizona limited liability company
LGI HOMES - SAN TAN HEIGHTS, LLC, an Arizona limited liability company
LGI HOMES - NEW MEXICO, LLC, a New Mexico limited liability company
LGI HOMES NM CONSTRUCTION, LLC, a New Mexico limited liability company
LGI HOMES - COLORADO, LLC, a Colorado limited liability company
LGI HOMES - NC, LLC, a North Carolina limited liability company
LGI HOMES - SC, LLC, a South Carolina limited liability company
LGI FUND III HOLDINGS, LLC, a Texas limited liability company
LGI CROWLEY LAND PARTNERS, LLC, a Texas limited liability company
LGI HOMES AVONDALE, LLC, a Georgia limited liability company
LGI HOMES - MAPLE PARK, LLC, a Georgia limited liability company
LGI HOMES - MAPLE LEAF, LLC, a Texas limited liability company
LGI HOMES - SHALE CREEK, LLC, a Texas limited liability company
LGI HOMES - STERLING LAKES PARTNERS, LLC, a Texas limited liability company
LGI HOMES CORPORATE, LLC, a Texas limited liability company
LGI HOMES SERVICES, LLC, a Texas limited liability company
LGI HOMES - BLUE HILLS, LLC, an Arizona limited liability company
LGI HOMES - KRENSON WOODS, LLC, a Delaware limited liability company
LUCKEY RANCH PARTNERS, LLC, a Delaware limited liability company
LGI HOMES - CANYON CROSSING, LLC, a Texas limited liability company
LGI HOMES - DEER CREEK, LLC, a Texas limited liability company
LGI HOMES II, LLC, a Texas limited liability company
LGI HOMES - SUNRISE MEADOW, LLC, a Texas limited liability company
RIVERCHASE ESTATES PARTNERS, LLC, a South Carolina limited liability company
LGI HOMES REALTY LLC, a Georgia limited liability company
LGI HOMES – TENNESSEE, LLC, a Tennessee limited liability company
LGI HOMES – WASHINGTON, LLC, a Washington limited liability company
LGI REALTY – WASHINGTON, LLC, a Washington limited liability company
LGI HOMES – OREGON LLC, an Oregon limited liability company
LGI HOMES – ALABAMA, LLC, an Alabama limited liability company
LGI HOMES – MINNESOTA, LLC, a Minnesota limited liability company
LGI REALTY – MINNESOTA, LLC, a Minnesota limited liability company
LGI HOMES – NEVADA, LLC, a Nevada limited liability company
LGI HOMES – OKLAHOMA, LLC, an Oklahoma limited liability company
LGI LEASING, LLC, a Texas limited liability company
LGI LIVING, LLC, a Texas limited liability company
LGI HOMES – CALIFORNIA, LLC, a California limited liability company

Exhibit 21.1
LGI HOMES – MARYLAND, LLC, a Maryland limited liability company
LGI HOMES – PENNSYLVANIA, LLC, a Pennsylvania limited liability company
LGI HOMES – VIRGINIA, LLC, a Virginia limited liability company
LGI HOMES – WEST VIRGINIA, LLC, a West Virginia limited liability company
LGI HOMES – WISCONSIN, LLC, a Wisconsin limited liability company
LGI REALTY – CALIFORNIA, INC, a California for profit corporation
LGI REALTY – NC, LLC, a North Carolina limited liability company
LGI REALTY – OKLAHOMA, LLC, an Oklahoma limited liability company
LGI REALTY – WEST VIRGINIA, LLC, a West Virginia limited liability company
LGI HOMES – UTAH, LLC, a Utah limited liability company
LGI REALTY – VIRGINIA, LLC, a Virginia limited liability company
LGI REALTY – COLORADO, LLC, a Colorado limited liability company
LGI REALTY – FLORIDA, LLC, a Florida limited liability company